UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

August 1, 2019
Date of Report (date of earliest event reported)
APYX MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-12183	11-2644611
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
5115 Ulmerton Road, Clearwater, Florida 33760
(Address of principal executive offices, zip code)
(727) 384-2323
(Issuer's telephone number)
_____________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class Stock	APYX	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

EXPLANATORY NOTE

Apyx Medical Corporation (the “Company”) is filing this Amendment No. 1 on Form 8-K (this “Amended Filing”) to amend: (i) its Current Report on Form 8-K filed with the Securities and Exchange Commission on August 7, 2019 (“Original Filing 1”); and (ii) its Current Report on Form 8-K filed with the Securities and Exchange Commission on August 30, 2021 (“Original Filing 2” and together with Original Filing 1, collectively, the “Original Filings”), solely to provide information required by Item 5.02 (d)(3), that was previously undetermined as of the respective filing dates of the Original Filings.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on Original Filing 1, the Company’s Board of Directors (the “Board”) appointed Minnie Baylor-Henry to serve as a director of the Company and as Chair of the Regulatory and Compliance Committee. At the time of this appointment, the Board had not made any determinations regarding additional committee assignments for Ms. Baylor-Henry. On March 15, 2022, the Board appointed Ms. Baylor-Henry as a member of the Nominating and Governance Committee, effective on that date.

Similarly, as previously reported on Original Filing 2, the Board appointed Wendy Levine to serve as a director of the Company. At the time of this appointment, the Board had not made a determination regarding any committee assignments for Ms. Levine. On March 15, 2022, the Board appointed Ms. Levine as a member of the Compensation Committee, effective on that date.

This Amended Filing is filed as an amendment to each of the above-mentioned Original Filings and in accordance with instruction no. 2 of the Instructions to Item. 5.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2022	Apyx Medical Corporation

	By:	/s/ Tara Semb
Tara Semb
Chief Financial Officer, Secretary and Treasurer